Dividend Restrictions	12 Months Ended
Dec. 31, 2013
Dividend Restrictions [Abstract]
Dividend Restrictions

Note 19—Dividend Restrictions

Under Virginia law, no dividend may be declared or paid out of a Virginia charter bank’s paid-in capital. Xenith Bankshares, as the holding company for Xenith Bank, may be prohibited under Virginia law from the payment of dividends if the Virginia Bureau of Financial Institutions determines that a limitation of dividends is in the public interest and is necessary to ensure the company’s financial soundness and may also permit the payment of dividends not otherwise allowed by Virginia law. The terms of the SBLF Preferred Stock also impose limits on the company’s ability to pay dividends. The company has not declared or paid any dividends on its common stock.